SUPPLEMENT TO

CALVERT INCOME FUNDS PROSPECTUS
Calvert High Yield Bond Fund
Calvert Short-Term Government Fund

Class A, Class B, Class C and Class Y Prospectus dated January 31, 2009

Date of Supplement:  June 24, 2009

In the shareholder fees table for Calvert High Yield Bond Fund on page 54 and for Calvert Short-Term Government Fund on page 55, delete the “Note” under the heading “Redemption fee” and replace it with the following:

Note: Redemption fee applies only to redemptions, including exchanges, within 30 days of purchase.